American Skandia Trust
       Supplement dated August 6, 1999 to the Prospectus dated May 3, 1999

                         AST Founders Passport Portfolio

         Tracy P. Stouffer has been appointed as the portfolio manager for the AST Founders Passport Portfolio (the "Portfolio"), replacing Michael W. Gerding. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors Founders Asset Management LLC" (on page 87) is amended by deleting the second paragraph and replacing it with the following:

         Tracy P. Stouffer, a Vice President of Investments of Founders and a Chartered Financial Analyst, has been responsible for the management of the AST Founders Passport Portfolio since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Inc. from 1995 until July 1999, and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.


                    AST Bankers Trust Enhanced 500 Portfolio

         Kathleen A. Condon has been appointed as the portfolio manager for the AST Bankers Trust Enhanced 500 Portfolio (the "Portfolio"), replacing Frank Salerno. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors Bankers Trust Company" (on page 91) is amended by deleting the fifth paragraph (on page 92) and replacing it with the following:

         Kathleen A. Condon, Managing Director of Bankers Trust and a Chartered Financial Analyst, has been responsible for the day-to-day management of the Portfolio since July 1999. Ms. Condon is presently head of equity index investment management and has been employed by Bankers Trust since 1970.